SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant  |X|
Filed by a Party other than the Registrant  |_|

Check the appropriate box:

| |    Preliminary Proxy Statement  |_|Confidential, for Use of the Commission
                                       Only (as permitted by Rule 14a-6(e)(2))
|X|    Definitive Proxy Statement
|_|    Definitive Additional Materials
|_|    Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              ePHONE TELECOM, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|      No fee required
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)      Title of each class of securities to which transaction applies:



(2)      Aggregate number of securities to which transaction applies:



(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):



(4)      Proposed maximum aggregate value of transaction:

(5)      Total fee paid:



|_|      Fee paid previously with preliminary materials


|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)      Amount Previously Paid:



(2)      Form, Schedule or Registration Statement No.:



(3)      Filing Party:



(4)      Date Filed:

Rider X

                        [ePHONE Telecom, Inc. Letterhead]
October 30, 2001


Dear Stockholder:

         On behalf of the Board of Directors and management of ePHONE Telecom, Inc., I invite you to our Annual Meeting to be held on December 12, 2001, 10:00 a.m. EST at the Marriott-Dulles Hotel, 13101 Worldgate Drive, Herndon, Virgiina.

         At the Annual Meeting you will be asked to vote for:

(1)      the election of directors, and

(2) a proposal to ratify Grant Thornton, LLP as our independent public accountants for fiscal year 2001.

         The meeting also will include an update of key milestones for the last year. We will also share our vision and plans for the upcoming year. We hope that it will be possible for many of you to attend in person.

         It is important to us that your shares be represented at the Annual Meeting whether or not you plan to attend. You can be sure your shares are voted at the meeting in accordance with your preferences by properly completing, signing and returning your proxy card in the enclosed envelope as soon as possible.

         Thank you for your continuing interest and support.

                                                     Sincerely,



                                                     Carmine Taglialatela
                                                     President and CEO

EPHONE TELECOM, INC.
                              1145 Herndon Parkway
                                    Suite 100
                             Herndon, Virginia 20170

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD DECEMBER 12, 2001

To the Stockholders of ePHONE Telecom, Inc.:

         Notice is hereby given that the Annual Meeting of the Stockholders of ePHONE Telecom, Inc. (the "Company") will be held on December 12, 2001, 10:00 a.m. EST, at the Marriott-Dullues Hotel, 13101 Worldgate Drive, Herndon, Virigia, for the following purposes:

1. To elect five Directors to the Board of Directors to hold office for a one-year term until the next annual meeting of stockholders or until their successors are elected and qualified;

2. To consider and act upon a proposal to ratify the selection of Grant Thornton, LLP as the Company's independent public accountants for fiscal year ending December 31, 2001; and

3. To transact such other business as may properly come before the meeting or any adjournment thereof.

         These business items are more fully described in the Proxy Statement accompanying this Notice.

         Stockholders of record at the close of business on October 15, 2001, are entitled to vote at the Annual Meeting or any adjournment, postponement or continuation thereof.

                                     By order of the Board of Directors,


                                     Charlie Rodriguez
                                     Secretary
Herndon, Virginia
October 30, 2001




All Stockholders are cordially invited to attend the Annual Meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy as promptly as possible to ensure your representation at the meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for that purpose. Even if you have given your proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Annual Meeting, you must obtain from the record holder a proxy issued in your name.

                              EPHONE TELECOM, INC.
                              1145 Herndon Parkway
                                    Suite 100
                             Herndon, Virginia 20170

                                 PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS
                                December 12, 2001



                 INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

General

         The enclosed proxy is solicited on behalf of the Board of Directors of ePHONE Telecom, Inc., a Florida corporation (referred to herein as ePHONE), for use at the Annual Meeting of Stockholders to be held on December 12, 2001, at 10:00 AM, EST. The Annual Meeting will be held at the Marriott-Dulles Hotel, 13101 Worldgate Drive, Herndon, Virginia.

Solicitation

         We sent you this Proxy Statement and the enclosed proxy card because ePHONE's Board of Directors is soliciting your proxy to vote at the 2001 Annual Meeting of Stockholders. This Proxy Statement summarizes the information you need to know to cast an informed vote at the Annual Meeting. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card.

         We will begin sending this Proxy Statement, the attached Notice of Annual Meeting and the enclosed proxy card on October 30, 2001 to all stockholders entitled to vote. Stockholders who owned ePHONE common stock at the close of business on October 16, 2001 are entitled to vote. On this record date, there were 31,290,165 shares of ePHONE common stock outstanding. ePHONE common stock is our only class of voting stock. We are also sending along with this Proxy Statement, the ePHONE 2000 Annual Report on Form 10-KSB/A, the ePHONE Quarterly Report on Form 10-QSB for the fiscal quarter ended March 31,2001, and the ePHONE Quarterly Report on Form 10-QSB for the fiscal quarter ended June 30, each filed with the Securities and Exchange Commission, which includes our financial statements.

Voting

         Each share of ePHONE common stock that you own entitles you to one vote. The proxy card indicates the number of shares of ePHONE common stock that you own.

         Whether you plan to attend the Annual Meeting or not, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the Annual Meeting and vote.

         If you properly fill in your proxy card and send it to us in time to vote, your "proxy" (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board of Directors as follows:

         "FOR" the election of all five nominees for director;

         "FOR" ratification of the selection of Grant Thornton, LLP as our independent auditors for 2001.

         If any other matter is presented, your proxy will vote in accordance with his or her best judgment. At the time this Proxy Statement went to press, we knew of no matters which needed to be acted on at the Annual Meeting, other than those discussed in this Proxy Statement.

Revocability of Proxies

         If you give a proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in any one of three ways:

o        You may send in another proxy with a later date.

o You may notify ePHONE's Secretary in writing before the Annual Meeting that you have revoked your proxy.

o        You may vote in person at the Annual Meeting.

         If you plan to attend the Annual Meeting and vote in person, we will give you a ballot form when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring an account statement or letter from the nominee indicating that you are the beneficial owner of the shares on October 16, 2001, the record date for voting.

         All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions will be counted towards the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether a matter has been approved, except that a broker non-vote will have the same effect as a negative vote with respect to the proposed amendments to the Articles of Incorporation.

         ePHONE will pay all the costs of soliciting these proxies. In addition to mailing proxy soliciting material, our directors and employees also may solicit proxies in person, by telephone or by other electronic means of communications. They will not be paid any additional compensation for doing so. In addition, we have engaged the services of ADP for the purpose of assisting in the solicitation of proxies at a cost of approximately $7,000, plus the reimbursement of expenses

Stockholder Proposals

         If you wish to submit proposals to be included in our 2002 proxy statement, we must receive them on or before March 1, 2002. Please address your proposals to ePHONE Telecom, Inc., 1145 Herndon Parkway, Suite 100, Herndon, Virginia 20170, Attention: Corporate Secretary.

                        PROPOSAL 1: ELECTION OF DIRECTORS

         ePHONE's Articles of Incorporation and Bylaws provide that the Board of Directors shall consist of not less than one nor more than nine individuals. A director elected by the Board to fill a vacancy shall serve for the remainder of the full term of the director whose vacancy he or she is filling, and until such director's successor is elected and qualified.

         The Board of Directors is presently composed of five members. There are five nominees for election as directors of ePHONE. Four of these individuals are currently directors of ePHONE. If elected at the Annual Meeting, the nominees would serve until the 2002 annual meeting and until their successors are elected and qualified, or until such directors' earlier death, resignation or removal.

         Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at a meeting at which a quorum is present. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the nominees named below. In the event that any nominee is unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as management may propose. Each person nominated for election has agreed to serve if elected, and management has no reason to believe that the nominees will be unable to serve.

Nominees For Election For A Term Expiring At The 2001 Annual Meeting:

         Set forth below is biographical information for each person nominated as a director.

         Robert G. Clarke. On December 1, 2000, Mr. Clarke was appointed as Chairman of the Board of Directors and currently serves in that capacity. During the last five years, Mr. Clarke has served as a Director and as President and Chief Executive Officer at various times, including serving as the Chairman of the Board of Directors from August 9, 1999 to a meeting of the Board of Directors on July 21, 2000, and as the President and Chief Executive Officer from December 1, 2000 until April 1, 2001, from March 9, 2000 until April 1, 2000 and from June 3, 1999 to August 8, 1999. In addition Mr. Clarke continued to serve as CEO from April 1, 2001 to July 1, 2001.

         Mr. Clarke has also acted an independent business consultant, assisting high technology start-up companies with public and private financings, business planning, assembling management teams and business opportunity assessments. Mr. Clarke holds a Bachelor of Commerce degree from Memorial University and Master of Business Administration from the University of Western Ontario.

         John G. Fraser. Mr. Fraser has been a director of ePHONE since June 1999 and currently serves as the President and as a director of Asian Alliance Inc. Prior to joining ePHONE, Mr. Fraser was Vice-Chairman of KPMG Canada, Chartered Accountants. Mr. Fraser held various positions within KPMG Canada from November 1976 until February 1998. Mr. Fraser has a Masters in Business Administration from University of Pittsburgh and a Bachelor of Commerce and Administration from Victoria University, Wellington, New Zealand.

         Sheldon B. (Shelly) Kamins. Nominated for election as a director of ePHONE. Mr. Kamins has not previously served on the ePHONE Board. Born in Washington, D.C., Mr. Kamins is a lifetime resident of Metropolitan Washington. A real estate developer and venture capitalist, Mr. Kamins has helped change the face of downtown Washington, D.C. Mr. Kamins has volunteered increasing amounts of his time to civic, political and charitable endeavors. He has participated at the highest levels of the leading Republican political organizations and remains an active fundraiser. Mr. Kamins has a Juris Doctor degree from the Georgetown University Law Center.

         Charlie Rodriguez. On December 1, 2000, Mr. Rodriguez was elected as a Director and appointed as Chief Financial Officer and Vice President - Corporate Affairs. Mr. Rodriguez previously served as Vice-President of Corporate Affairs and Corporate Secretary from June 1999 to April 2000. Mr. Rodriguez is also the President of Management Services of Arizona, a business consulting company specializing in mergers, acquisitions and financing. Prior to joining ePHONE, Mr. Rodriguez served as the Chief Financial Officer for Zephyr Technologies, Inc., a biometrics and smartcard software integration company. Mr. Rodriguez was a member of the board of directors of WaveRider Communications, Inc. (WAVC - otc.bb), a wireless communication company, from January to November 1997, and served as its President and Chief Executive Officer from May 1995 to January 1997. Mr. Rodriguez holds a Bachelor of Science and Accounting from the University of Arizona.

         Carmine Taglialatela. Mr. Taglialatela is a Director and Chief Executive Officer of ePHONE. He has served as a Director since April 1, 2001. He was elected President and Chief Operating Officer on April 1, 2001 and elected Chief Executive Officer on July 1, 2001. Prior to joining ePHONE, Mr. Taglialatela was President and Chief Operating Officer of TELRON Communications, responsible for the day-to-day operations of the company and the development of service offerings and expansion of services into new markets. Mr. Taglialatela has also held executive Vice President positions at TELRON and CompassRose International Inc. Between 1989-1997 he was Director International Public Policy and Regulatory Affairs at MCI Telecommunications Corporation where he developed and implemented MCI's regulatory and business strategy for access to international markets and was a member of an expansion team devoted to expanding MCI's presence in the global market.

                The Board of Directors recommends a vote in favor
                             of the named nominees.

       PROPOSAL 2: RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

         The Board of Directors has selected Grant Thornton, LLP as ePHONE's independent public accountants for the fiscal year ending December 31, 2001 and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Annual Meeting. Grant Thornton has audited ePHONE's financial statements for the fiscal years 1999 and 2000. Stockholders ratification of the selection of Grant Thornton as ePHONE's independent public accountants is not required by ePHONE's Bylaws or otherwise. However, the Board of Directors is submitting the selection of Grant Thornton to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Board of Directors will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board of Directors at their discretion may direct the appointment of a different independent accounting firm at any time during the year.

         No representative of Grant Thornton, LLP will be present at the Annual Meeting.

         The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the selection of Grant Thornton.

Audit Fees

         ePHONE incurred fees of $59,767.00 to Grant Thornton for the 2000 annual audit.

Financial Information Systems Design and Implementation Fees

         ePHONE did not pay any financial information systems design and implementation fees to Grant Thornton during 2000.

All Other Fees

         ePHONE incurred additional fees of $35,109.00 to Grant Thornton during 2000 for services other than the annual audit. The Board of Directors has considered whether Grant Thornton's provision of other non-audit services to ePHONE is consistent with maintaining Grant Thornton's independence.

                   The Board of Directors recommends a vote in
                              favor of Proposal 2.



         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information regarding the ownership of ePHONE's Common Stock as of September 1, 2001 by: (i) each nominee for director; (ii) each director; (iii) each executive officer listed in the table entitled Compensation of Executive Officers (iv) all executive officers and directors of ePHONE as a group; and (v) all those known by ePHONE to be beneficial owners of more than five percent of its Common Stock.

         In general, a person is deemed to be a "beneficial owner" of a security if that person has or shares the power to vote or direct the voting of such security, or has the power to dispose or direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which the person has the right to acquire beneficial ownership within 60 days.

         For purposes of calculating these beneficial ownership percentages for each person below, all special warrants, warrants and options held by such person, if applicable, are assumed to have been exercised and the shares of common stock issuable upon such exercise have been issued to such person. All special warrants, warrants and options held by the persons listed below are exercisable within 60 days after September 1, 2001.

------------------------------ ----------------------------------------- ------------------------- ------------------
      NAME AND POSITION                        ADDRESS                   NUMBER OF COMMON SHARES      PERCENT OF
                                                                                                       OWNERSHIP
------------------------------ ----------------------------------------- ------------------------- ------------------
Robert G. Clarke                1489 Marine Drive, Suite 616              1,116,668(1)              3.57%
                                West Vancouver, B.C., Canada
------------------------------ ----------------------------------------- ------------------------- ------------------
Charlie Rodriguez, Director,    1662 W. Petunia Place                     600,000(2)                     1.92%
    CFO and VP for Corporate    Tucson, Arizona 85737
    Affairs
------------------------------ ----------------------------------------- ------------------------- ------------------
John Fraser, Director           104 Elm Avenue                            366,668(3)                     1.17%
                                Toronto, Ontario M4W 1P2
------------------------------ ----------------------------------------- ------------------------- ------------------
Sheldon B. Kamins, Director     10220 River Road, Potomac, Maryland,      50,000(2)                        0.16%
Nominee                         20854
------------------------------ ----------------------------------------- ------------------------- ------------------
Carmine Taglialatela,           10430 Deerfoot Drive, Great Falls,        600,000 (2)                    1.92%
    Director, Chief             Virginia, 22066
    Executive Officer and
    President
------------------------------ ----------------------------------------- ------------------------- ------------------
Executive Officers and                                                    2,733,336                      8.74%
    Directors Combined
------------------------------ ----------------------------------------- ------------------------- ------------------
Brouillette Charpentier         1100 Rene Levesque Blvd., Suite 2500      2,659,090(4)                   8.50%
                                Montreal, QC H3B 5C9
------------------------------ ----------------------------------------- ------------------------- ------------------
Kinked Investments Limited      625 Rene Levesque Blvd., Suite 205        4,006,367(4)                   12.80%
                                Montreal, Quebec H3B 1R2
------------------------------ ----------------------------------------- ------------------------- ------------------
GroomeCapital.com Inc.          1 Place Ville Marie, Suite 2707           2,104,501(5)                   6.73%
                                Montreal, QC
------------------------------ ----------------------------------------- ------------------------- ------------------
MDL Investments                 999 de Maisonneuve West Suite 1775        2,169,818(4)                   6.93%
                                Montreal, QC, H3A 3L4
------------------------------ ----------------------------------------- ------------------------- ------------------

(1) Includes 33,334 shares of common stock, warrants to acquire 33,334 shares of common stock, and options to acquire 1,050,000 shares of common stock.

(2)      Consists of options to acquire shares of common stock.

(3) Includes 33,334 shares of common stock, warrants to acquire 33,334 shares of common stock, and options to acquire 300,000 shares of common stock.

(4) One half consists of shares of common stock and the other half warrants to purchase shares. The number of common shares included in this table have been adjusted to reflect the return at 12.5% of the original investment and the 10% penalty due to ePHONE not meeting certain conditions of the Special Warrant Agreements, which are described more fully in Note 9 to the financial statements.

(5) Includes 482,625 shares of common stock to be received upon exercise of special warrants, 482,625 shares of common stock that may be received upon exercise of purchase warrants to be received upon exercise of special warrants, 889,251 shares of common stock that may be received upon exercise of broker warrants, and 250,000 shares of common stock that may be received upon exercise of broker options.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "1934 Act") requires officers and directors of a company with securities registered pursuant to Section 12 of the 1934 Act, and persons who own more than 10% of the registered class of such company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish the subject company with copies of all
Section 16(a) forms filed. All reports required to be filed under Section 16 have been filed



                    INFORMATION ABOUT DIRECTORS AND OFFICERS

The Board of Directors

         The Board of Directors oversees the business and affairs of ePHONE and monitors the performance of management. In accordance with corporate governance principles, the Board of Directors does not involve itself in day-to-day operations.

         The Board of Directors will consider stockholder nominations for directors submitted to ePHONE. A notice relating to the nomination must be timely and given in writing to the secretary of ePHONE prior to the meeting. To be timely, the notice must be delivered within the time permitted for submission of a stockholder proposal as described under "Stockholder Proposals." Such notice must be accompanied by the nominee's written consent, contain information relating to the business experience and background of the nominee and contain information with respect to the nominating stockholder and persons acting in concert with the nominating stockholder.

Executive Officers and Directors of ePHONE

---------------------------------- ------ -------------------------------------------------------------------------------
Name                                Age   Position Held
---------------------------------- ------ -------------------------------------------------------------------------------
Robert G. Clarke                    55    Chairman of the Board
---------------------------------- ------ -------------------------------------------------------------------------------
Carmine Taglialatela                54    Director, Chief Executive Officer and President
---------------------------------- ------ -------------------------------------------------------------------------------
Charlie Rodriguez                   55    Chief Financial Officer and Vice President - Corporate Affairs; Director
---------------------------------- ------ -------------------------------------------------------------------------------
John G. Fraser                      53    Director
---------------------------------- ------ -------------------------------------------------------------------------------
Sheldon B. Kamins                   53    Director Nominee
---------------------------------- ------ -------------------------------------------------------------------------------


Biographical information and information regarding the qualifications and experience of Messrs. Clarke, Taglialatela, Rodriguez, Fraser and Kamins is included above under the heading "Proposal I: Election of Directors" on page 3.

Compensation Of Executive Officers

         Summary Compensation Table. The following sets forth certain summary information concerning compensation paid for the years ended December 31, 2000 and 1999 to (i) Robert Clarke, former President, Chief Executive Officer and Chairman of the Board of Directors; (ii) Row Zadeh, former President, Chief Executive Officer and Chairman of the Board of Directors; (iii) Bahram Ossivand, former Chief Financial Officer and Director; and (iv) Syd Rahman, former Vice President-Sales and Marketing.

                                                      Summary Compensation Table

------------------------------------- ------- ----------------------------- ------------------------------------------
   Name and Principal Position(s)      Year       Annual Compensation                Long Term Compensation
------------------------------------- ------- ----------------------------- ------------------------------------------
------------------------------------- ------- --------------- ------------- --------------  -------------
                                                Salary ($)       Other      Stock Awards     All Other
                                                                 Annual
                                                              Compensation       (#)        Compensation
                                                                  ($)                           ($)
------------------------------------- ------- --------------- ------------- --------------  -------------
------------------------------------- ------- --------------- ------------- --------------  -------------
Robert Clarke                          2000        (1)
     President and Chief Executive
     Officer and Chairman of the
     Board of Directors
------------------------------------- ------- --------------- ------------- --------------  -------------
------------------------------------- ------- --------------- ------------- --------------  -------------
                                       1999        (1)                        1,000,000
------------------------------------- ------- --------------- ------------- --------------  -------------
------------------------------------- ------- --------------- ------------- --------------  -------------
Row Zadeh                              2000      134,000                         (2)         10,000(3)
     Former President and Chief
     Executive Officer and Chairman
     of the Board of Directors
------------------------------------- ------- --------------- ------------- --------------  -------------
------------------------------------- ------- --------------- ------------- --------------  -------------
Bahram Ossivand                        2000      100,000       35,000(3)         (2)         15,000(3)
------------------------------------- ------- --------------- ------------- --------------  -------------
------------------------------------- ------- --------------- ------------- --------------  -------------
Syd Rahman                             2000     108,000(4)
------------------------------------- ------- --------------- ------------- --------------  -------------
------------------------------------- ------- --------------- ------------- --------------  -------------
Charles Yang                           1999       55,000                       500,000
     Former President and COO(5)
------------------------------------- ------- --------------- ------------- --------------  -------------

(1) Mr. Clarke served as Chief Executive Officer and President at various times during 2000 and 1999. While serving as an executive officer, Mr. Clarke received no cash compensation. However, a company in which he has a controlling interest, received consulting payments totaling $68,000 and $48,000 in 2000 and 1999, respectively.

(2)      Mr. Zadeh and Mr.  Ossivand  were  employed from April 2000 to December
         2000 (8 months). During this period, ePHONE granted these two individuals stock options for the purchase of up to 6,747,307 shares of the common stock. These options were canceled in connection with their termination and are not included in table above.

(3) Mr. Zadeh and Mr. Ossivand were paid separation payments of $10,000 and $15,000, respectively. Additionally, as provided in Mr. Ossivand's separation agreement, ePHONE reimbursed certain relocation costs incurred by Mr. Ossivand.

(4)      Mr. Rahman's employment with ePHONE terminated in February 2001.

(5) Mr. Yang ceased providing services to the Company by January 31, 2000. Mr. Yang's positions as President and Chief Operating Office of the Company were formally terminated March 9, 2000. For further information regarding ePHONE's relationship with Mr. Yang, see "Certain Relationships and Related Transactions."



         Option Grants Table. The following table sets forth information on grants of stock options during fiscal 2000 to an officer of ePHONE.



                        OPTION GRANTS IN LAST FISCAL YEAR

------------------------- --------------------------- ----------------------- ----------------- ----------------------
          Name               Number of Securities        Percent of Total       Exercise of        Expiration Date
                                                        Options granted to
                          Underlying Options Granted   employees in Fiscal       Base Price
                                                               Year                ($/Sh)
------------------------- --------------------------- ----------------------- ----------------- ----------------------
------------------------- --------------------------- ----------------------- ----------------- ----------------------
Syd Rahman(1)                         258,874                  2.65%             $  1.09           May 16, 2010
------------------------- --------------------------- ----------------------- ----------------- ----------------------
------------------------- --------------------------- ----------------------- ----------------- ----------------------
                                        50,000                  0.51%                0.88         October 10, 2010
------------------------- --------------------------- ----------------------- ----------------- ----------------------

    AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES

------------------------- -------------------------------------------- -----------------------------------------------
          Name                  Number of Securities Underlying         Value of Unexercised In-the-Money Options at
                               Unexercised Options at FY-End (#)                           FY-End
------------------------- -------------------------------------------- -----------------------------------------------
------------------------- --------------------- ---------------------- ----------------------- -----------------------
                              Exercisable           Unexercisable           Exercisable            Unexercisable
------------------------- --------------------- ---------------------- ----------------------- -----------------------
------------------------- --------------------- ---------------------- ----------------------- -----------------------
Robert Clarke                  1,000,000                 --                     --                     --
------------------------- --------------------- ---------------------- -- --------------------- -----------------------
------------------------- --------------------- ---------------------- ----------------------- -----------------------
Syd Rahman                       --                   308,874(1)                --                     --
------------------------- --------------------- ---------------------- ----------------------- -----------------------

(1) Mr. Rahman's employment with ePHONE was terminated in February 2001. All of Mr. Rahman's stock options were unvested at that time and will be canceled by ePHONE as provided for under the Long Term Incentive Plan.

Compensation of Directors

         Non-employee directors received cash compensation at a rate of $8,000 per year in 2000. Directors are reimbursed for expenses they incur in attending meetings at the board or board committee.

         In addition to making the consulting payments to a company controlled by Mr. Clarke mentioned in the Summary Compensation Table above, ePHONE made consulting payments of $36,000 each to companies controlled by Mr. Charlie Rodriguez and Mr. John Fraser respectively, both directors at December 31, 2000.

Employment Agreements

         At December 31, 2000, ePHONE was not party to employment agreements with any of its officers or employers. Employment Agreements that ePHONE executed upon the employment of Mr. Zadeh and Mr. Ossivand were cancelled in connection with their termination in December 2000 and the execution of Separation Agreements.

Long-Term Incentive Plan Awards

The Board of Directors granted a total of 4,276,000 options to purchase shares of Common Stock pursuant to the ePHONE's 2000 Long-Term Incentive Plan during 2000. Options to purchase 1,247,307 shares of Common Stock were granted to Mr. Row Zadeh, the former President and Chief Executive Officer of ePHONE.
Mr. Zadeh surrendered these options upon leaving the employment of ePHONE. Options to purchase 848,885 shares of Common Stock have been granted to other executive officers of ePHONE, and options to purchase 2,179,008 shares of Common Stock have been granted to other employees of ePHONE.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Founding Shares

         On May 8, 1996, immediately following incorporation, ePHONE issued 1,000,000 common shares for services rendered for a deemed price of $0.001 per share for a total of $1,000. Of these, 975,000 shares were issued to Ira Schwartz, the sole director and officer at that time.

Charles Yang

         By an agreement dated July 8, 1999, referred to herein as the Yang Agreement, we engaged Charles Yang to provide his services on a full-time basis as the President and Chief Operating Officer of ePHONE for a basic term of 4 years. The Yang Agreement provided for the payment to Mr. Yang of a fee of $7,500 per month initially, escalating to $17,500 per month for the period April 1 - June 30, 2000.

         The Yang Agreement also provided for Mr. Yang to be granted options to purchase 500,000 shares of Common Stock during the term of the Yang Agreement, exercisable at $0.50 per share. The options were to vest on the following schedule:

(a)      100,000 shares upon execution of the Yang Agreement

(b)      200,000 shares by October 1, 1999

(c)      200,000 shares by January 1, 2000

         In the Yang Agreement, we also agreed to acquire from Mr. Yang 100% of the issued shares of a company owned by him, General-Tel Inc., in exchange for 1,500,000 of our voting common shares. The Yang Agreement also provided that we must, within 6 months of the closing of the acquisition of General-Tel, raise funding for ePHONE of not less than $1,100,000. As part of the dispute with Mr. Yang, we will not purchase the shares of General-Tel.

         Under the terms of the Yang Agreement, Mr. Yang was to receive 2,000,000 voting common shares (which ePHONE has not yet issued). Our Canadian lawyers were to hold the certificates for these shares in escrow, and 25% of such shares (500,000 shares) were to be released to Mr. Yang upon ePHONE achieving certain performance thresholds.

         The Agreement also required that Mr. Yang bring to the company the benefit of all negotiations and technical knowledge initiated or held by him to sell hardware or services with respect to a technology referred to as Wireless Local Loop ("WLL").

         We agreed to issue Mr. Yang 1,000,000 voting common shares if he succeeded in developing an agreement for the sale by ePHONE of WLL to one or more purchasers. These shares were to be issued on the following schedule:

(a) 300,000 shares upon completion of negotiation and signing of Memorandum of Understanding with the purchaser of WLL;

(b) 300,000 shares upon completion of signing of a formal contract for the sale of WLL;

(c) 400,000 shares upon the receipt by the Company from the sale of WLL of payments and revenues of not less than $500,000.

Further, Mr. Yang would have received 10% of the gross profits earned by ePHONE from the sales of WLL.

         Mr. Yang was also, from the sale of our products or services, to receive royalties on the following basis:

(a) from sales of equipment or services in China, Vietnam or Taiwan, provided the our gross profit margin is not less than 20% from such sales, Mr. Yang will be paid 5% of the gross profits from such business; and

(b) for countries other than China, Vietnam or Taiwan where we would pay sales commissions to representatives or agents in such other country, Mr. Yang would have been paid monies equal to 1% of the amount of the gross sales revenues from such countries;

(c) where sales to China, Vietnam or Taiwan produce gross profits of less than 20% then Mr. Yang would have, in lieu of the aforesaid 5%, receive commissions equal to 1% of the gross sales revenues from such countries.

         A breakdown in the relationship between ePHONE and Mr. Yang developed and he ceased providing services to ePHONE by January 31, 2000. Mr. Yang's positions as President and Chief Operating Officer of ePHONE were formally terminated on March 9, 2000.

         On March 23, 2001, ePHONE entered into a Settlement Agreement and Mutual General Release (the "Settlement Agreement") with Mr. Yang to resolve all claims and disputes between ePHONE and Mr. Yang, including all claims relating to Mr. Yang's employment by and separation from ePHONE. Pursuant to the terms of the Settlement Agreement, ePHONE agreed to pay Mr. Yang $400,000 in cash in installments by July 23, 2001, and issue Mr. Yang 400,000 shares of ePHONE's common stock..

Other Transactions

         During 2000, ePHONE paid $48,000 for management services provided by a company in which Chief Executive Officer Robert Clarke has a controlling interest and $56,000 of sales was made to a company in which Mr. Clarke has an interest.

         In addition to making the consulting payments to a company controlled by Mr. Clarke mentioned above, ePHONE made consulting payments of $36,000 each to companies controlled by Mr. Charlie Rodriguez and Mr. John Fraser respectively, both directors at December 31, 2000.

         During 1999 ePHONE was advanced approximately $62,000, on an interest free basis, by Mr. Clarke, as we needed funds. No formal loan documentation was executed in connection with these advances of funds, Mr. Clarke was not granted any security interest in any of the assets and no date was fixed for the repayment of these advances. These amounts were fully repaid to Mr. Clarke prior to December 31, 1999.

         During 1999, certain directors and executive officers were paid $232,000 to perform functions for the Company on a consulting basis. These officers and directors were paid for their services rendered from time to time on such basis as was negotiated by the Chief Executive Officer, Mr. Clarke. During 1999, consulting fees were paid to Messrs. John Fraser ($38,000), Hans van Yzeren ($32,000), Charles Rodriguez ($45,000), and Ben Leboe ($14,000).

         In connection with the termination of Mr. Zadeh and Mr. Ossivand, ePHONE entered into a Support and Development Agreement with ePHONE Technologies, Inc (ePHONE Tech), a company formed by the terminated executive officers in December 2000. ePHONE Tech will, under this Agreement, provide ePHONE with internet telephony technology support and development services at an hourly rate plus reimbursements for certain support services, as defined in the agreement. The term of the agreement is one year and may be renewed for consecutive one-year terms. As provided for in the agreement, ePHONE purchased a 20% equity interest in ePHONE Tech for $880,000, consisting of $865,000 in cash and $15,000 in equipment. At any time prior to the third anniversary of the Agreement, ePHONE Tech may repurchase ePHONE's interest for $185,000. Accordingly, ePHONE has written down the cost of its investment in ePHONE Tech to $185,000 at December 31, 2000. ePHONE Technologies Inc. served ePHONE with 90 day notice of termination of the Support and Development Agreement on March 14, 2001. Services ceased on June 12, 2001.

                                  OTHER MATTERS

         The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

                                       By Order of the Board of Directors



                                       -----------------------------
                                       Charlie Rodriguez
                                       Secretary


October 30, 2001

A COPY OF  EACH  OF  EPHONE'S  ANNUAL  REPORT  TO THE  SECURITIES  AND  EXCHANGE
COMMISSION ON FORM 10-KSB/A FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000, ePHONE'S REPORT ON FORM 10-QSB FOR THE FISCAL QUARTER ENDED MARCH 31,2001, AND ePHONE'S QUARTERLY REPORT ON FORM 10-QSB FOR THE FISCAL QUARTER ENDED JUNE 30, 2001, IS BEING PROVIDED TO YOU WITH THIS PROXY STATEMENT. ADDITIONAL COPIES MAY BE OBTAINED WITHOUT CHARGE UPON WRITTEN REQUEST TO: INVESTOR RELATIONS, ePHONE TELECOM, INC. 1145 HERNDON PARKWAY, SUITE 100, HERNDON, VIRGINIA 20170. OUR SEC FILINGS ARE ALSO AVAILABLE AT THE SEC'S WEBSITE AT "HTTP://WWW.SEC.GOV".

                              ePHONE TELECOM, INC.

                                      PROXY

This Proxy is solicited by the Board of Directors of ePHONE for the Annual Meeting of Stockholders to be held on December 12, 2001

The undersigned hereby (i) acknowledge(s) receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement dated October 30, 2001, relating to the Annual Meeting of Stockholders of ePHONE TELECOM, INC. (the "Company") to be held December 12, 2001 and (ii) appoints Carmine Taglialatela and Charlie Rodriguez as proxies, with full power of substitution, and authorizes them, or either of them, to vote all shares of Common Stock of ePHONE standing in the name of the undersigned at said meeting or any postponement, continuation and adjournment thereof, with all powers that the undersigned would possess if personally present, upon the matters specified below and upon such other matters as may be properly brought before the meeting, conferring discretionary authority upon such proxies as to such other matters. This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned Stockholder. If no direction is made, this Proxy will be voted for the nominees listed in Proposal 1 and for Proposal 2.

Stockholders who attend the meeting may vote in person even though they have previously mailed this proxy card.

The Board of Directors recommends a vote for the nominees listed in Proposal 1 and for Proposal 2.

                           (Continued on reverse side)

                          (Continued from reverse side)

1. To elect the following five directors to hold office until the 2002 Annual Meeting of Stockholders.

                                            Robert G. Clarke
                                            John Fraser
                                            Sheldon B. Kamins
                                            Charlie Rodriguez
                                            Carmine Taglialatela


         |_| FOR all nominees listed above (except as marked |_| WITHHOLD AUTHORITY to vote for nominees listed to the contrary below). To withhold authority to vote for any nominee, write such nominee's name below



2. To ratify the Board of Directors' selection of Grant Thornton, LLP as ePHONE's independent public accountants for the fiscal year ended December 31, 2001.

                   |_| FOR                     |_| AGAINST         |_| ABSTAIN

Please check this box if you plan to attend the meeting. |_|

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.






                                   Signature(s)

                            Date:
                                  ----------------------------------------------


                            Please mark, date, sign and
                            mail this proxy card in the
                            envelope provided. No
                            postage is required for
                            domestic mailing.